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                              ING SERIES FUND, INC.

                      Supplement Dated June 1, 2004 to the

       ING Domestic Equity Growth Funds, ING Domestic Equity Index Funds,
    ING Domestic Equity Value Funds, ING Domestic Equity and Income Funds and
                    ING Strategic Allocation Funds
             Classes A, B and C Prospectus dated September 30, 2003

                             ING Fixed Income Funds
               Classes A, B, and C Prospectus dated August 1, 2003

                         ING International Growth Fund,
               Classes A, B, and C Prospectus dated March 1, 2004

                  ING Global and International Equity Fund and
                      ING Domestic Equity and Income Fund
                Classes A, B, and C Prospectus dated May 3, 2004

The Funds are lowering the cut-off at which purchases of Class B shares will be declined from $250,000 to $100,000, effective June 1, 2004. To reflect this change, as well as provide additional discussion of different class options, the last paragraph in the section entitled "Shareholder Guide - Choosing a Share Class - ING Purchase Options" is deleted and replaced by the following:

      When choosing between classes, you should carefully consider:

            -     How long you plan to hold the Fund;

            -     The size of your investment;

            - The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

            -     Whether you qualify for any sales charge discounts.

      The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than class A shares. Orders for Class B shares in excess of $100,000 will be declined.

      If you invest through omnibus account arrangements with financial intermediaries, note that the Funds generally are not able to identify an individual investor's trading activities. Therefore, the Funds would not be able to detect whether a shareholder's investment in Class B shares exceeded $100,000. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.

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      You also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. In addition, the Statement of Additional Information, which is available without charge upon request, discusses specific classes of investors who may be eligible for a reduced sales charge. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND AND ING EQUITY INCOME FUND

Effective immediately, all fund information for the ING Global Science and Technology Fund and the ING Equity Income Fund (formerly ING Technology Fund and the ING Growth and Income Funds respectively) found in the Classes A, B, and C, Class I and Class O Prospectuses dated September 30, 2003, is no longer valid. All shareholders are referred to the Classes A, B, and C, Class I and Class O Prospectuses for the ING Global Science and Technology Fund and the ING Equity Income Fund dated May 3, 2004.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                              ING SERIES FUND, INC.
                     ING Global Science and Technology Fund
                             ING Equity Income Fund

                          Supplement dated June 1, 2004
                To the ING Global Science and Technology Fund and
                             ING Equity Income Fund
        Classes A, B, and C, Class I and Class O Statements of Additional
                               Information (SAIs)
                            Dated September 30, 2003


Effective immediately, all fund information for the ING Global Science and Technology Fund and the ING Equity Income Fund (formerly ING Technology Fund and the ING Growth and Income Funds respectively) found in the Classes A, B, and C, Class I and Class O SAIs dated September 30, 2003, is no longer valid. All shareholders are referred to the Classes A, B, and C, Class I and Class O SAIs for the ING Global Science and Technology Fund and the ING Equity Income Fund dated May 3, 2004.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE